U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 27, 2012

U.S. FUEL CORPORATION
(Exact Name of registrant as specified in its Charter)

Nevada	0-31959	88-0433815
State of Incorporation)	Commission File No.	(IRS Employer Identification No.)

277 White Horse Pike, Ste.200, Atco, N.J.	08004
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, (856) 753 - 1046

(Registrant’s former name and address)

NUCLEAR SOLUTIONS,INC.

5505 Connecticut Ave., N.W. Ste.191, Washington, D.C.	20015
(Address of principal executive offices)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240-14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 8.01 Other Events

On 27 July 2012, Shaw Environmental & Infrastructure, Inc. delivered to US Fuel the report on Shaw’s Phase I Environmental Site Assessment of the site in Central City, Kentucky, selected by US Fuel for the first US Fuel coal to diesel project.  This report, prepared in conformance with the scope and limitations of ASTM Practice E1527, was requested as part of US Fuel’s pre-acquisition due diligence and revealed no evidence of recognized environmental conditions in connection with the Property.  It did note that the property included areas formerly designated as wetlands and advised to ensure all applicable wetlands related requirements are followed, should facility construction activities impact those wetlands.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. Fuel Corporation
Dated: August 27, 2012
/s/ Harry Bagot
By: Harry Bagot
President & CEO